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                                                Filed Pursuant to Rule 497(?)
                                                Registration File No.: 33-?????


               SUPPLEMENT DATED JUNE 1, 2001 TO THE PROSPECTUS OF
            MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES --
                                 CLASS X SHARES
                                DATED MAY 1, 2001


     With respect to the Short-Term Bond Portfolio, the Investment Manager has agreed to waive its compensation under its management agreement with the Fund and/or to assume operating expenses of the Portfolio for the period June 1, 2001 through December 31, 2001, to the extent necessary to maintain the Portfolio's total expenses (exclusive of brokerage fees) at 0.50% of the Portfolio's average daily net assets on an annualized basis during that period.